COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Exhibit 31.4

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Giuseppe Crisafi, certify that:

1. I have reviewed this Amendment No. 1 to this quarterly report on Form 10-Q of Comprehensive Care Corporation; and

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

/s/ GIUSEPPE CRISAFI
December 17, 2010	Giuseppe Crisafi
Chief Financial Officer
(Principal Financial Officer)